FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT, dated as of April 4, 2002 (this "Amendment"), to the Existing Credit Agreement (as defined below) is among OUTSOURCING SOLUTIONS INC., a Delaware corporation (the "Borrower") and each of the Lenders party hereto.


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, the Lenders, Credit Suisse First Boston (as successor in interest of DLJ Capital Funding, Inc.), as the Syndication Agent, the Lead Arranger and the Sole Book Running Manger, Harris Trust and Savings Bank, as the Documentation Agent, and Fleet National Bank, as the Administrative Agent are parties to a Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, is referred to as the "Credit Agreement") and waive certain Defaults, as more fully described below;

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.



                                     PART I
                                   DEFINITIONS

     SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

        "Amendment" is defined in the preamble.

        "Credit Agreement" is defined in the second recital.

        "Existing Credit Agreement" is defined in the first recital.

        "Fourth Amendment Effective Date" is defined in Part IV.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.



                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

     SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.1.1 and 2.1.4.

     SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "2002 Preferred Equity Documents" means the documentation delivered in connection with the issuance of the 2002 Preferred Equity.

          "2002 Preferred Equity" means the Borrower's convertible preferred Capital Securities issued in exchange for $4,150,000 on or about the Fourth Amendment Effective Date.

          "Amendment Period" means the period commencing on the Fourth Amendment Effective Date and ending on December 31, 2002.

          "Consultant" is defined in Section 7.1.14.

          "Fourth Amendment" means the Fourth Amendment to this Agreement, dated as of April 4, 2002, among the Borrower and the Lenders party thereto.

          "Fourth Amendment Effective Date" is defined in Part IV of the Fourth Amendment.

          "NSA Adjustment" means the negative impact on EBITDA resulting from the accounting methods used by North Shore Agency Inc., in an amount of $5,700,000 (in total, and not on a cumulative basis (i.e., not $17,100,000)) for each of the Fiscal Quarters ending March 31, 2002, June 30, 2002 and September 30, 2002; provided, however, that, if PricewaterhouseCoopers, following its accounting review of the Borrower's and North Shore Agency Inc.'s financial statements, determines that the Borrower needs to restate its financial statements for either (or both) of the 1999 or 2000 Fiscal Years, then the Borrower may, with the consent of the Syndication Agent, allocate the portion of the $5,700,000 (as advised by PricewaterhouseCoopers) to such periods, but such allocation shall result in a reduction, Dollar-for-Dollar, in the amount added back to the Fiscal Quarters ending March 31, 2002, June 30, 2002 and September 30, 2002.

     SUBPART 2.1.2. The definition of "Applicable  Margin"  contained in Section
1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

          "Applicable Margin" means, at all times during the applicable periods set forth below,

          (a) for all Loans, at all times prior to the Fourth Amendment Effective Date the rate calculated in accordance with this Agreement as in effect immediately prior to the Fourth Amendment Effective Date;

          (b) on and after the Fourth Amendment Effective Date, with respect to the unpaid principal amount of each Term B Loan maintained as a (i) Base Rate Loan, 3.50% per annum, and (ii) LIBO Rate Loan, 4.50% per annum;

          (c) on and after the Fourth Amendment Effective Date to (but excluding) the date on which the Compliance Certificate for the Fiscal Quarter ending December 31, 2002 is delivered to the Administrative Agent pursuant to clause (c) of Section 7.1.1, with respect to the unpaid principal amount of each (i) Revolving Loan and Term A Loan maintained as a Base Rate Loan, 2.75% per annum, and (ii) Revolving Loan and Term A Loan maintained as a LIBO Rate Loan, 3.75% per annum; and

          (d) on and after the date on which the Compliance Certificate described in clause (c) above is delivered to the Administrative Agent, with respect to the unpaid principal amount of each Revolving Loan and Term A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of such Loans made or maintained as LIBO Rate Loans:

                                       Applicable            Applicable
                                       Margin For            Margin For
           Leverage Ratio           Base Rate Loans       LIBO Rate Loans
           --------------           ---------------       ---------------

        greater than or equal
           to 4.00:1.00                  2.25%                 3.25%

      greater than or equal to           1.75%                 2.75%
      3.50:1.00 and less than
             4.00:1.00

      greater than or equal to           1.25%                 2.25%
      2.75:1.00 and less than
             3.50:1.00

        less than 2.75:1.00              0.75%                 1.75%

Subject to clause (c), the Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Margin from and including the day immediately following such delivery due date to (but excluding) the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall (subject to clause (c)) conclusively be equal to the highest Applicable Margin set forth above.

     SUBPART 2.1.3. The definition of "EBITDA" contained in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the period appearing at the end of such definition and inserting a new "clause (g)" in its place, to read in its entirety as follows:

          plus

               (g) for the Fiscal Quarters ending March 31, 2002, June 30, 2002 and September 30, 2002, the NSA Adjustment.

     SUBPART 2.1.4.The existing definitions of "Preferred Equity" and "Preferred Equity Documents" are hereby deleted from the fourth recital to the Existing Credit Agreement and further amended and restated in their entirety to read as follows:

          "Preferred Equity" means, collectively, the PIK Preferred Equity, the Junior PIK Preferred Equity and the 2002 Preferred Equity.

          "Preferred Equity Documents" means, collectively, the PIK Preferred Equity Documents, the Junior PIK Preferred Equity Documents, the 2002 Preferred Equity Documents and each other document delivered by the Borrower in connection with any issuance of preferred Capital Securities of the Borrower.

     SUBPART 2.2. Amendment to Article II. Section 2.1.2 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of such
Section:

          Notwithstanding anything else contained in this Agreement or any other Loan Document, during the Amendment Period the Borrower hereby agrees that the sum of (i) the aggregate outstanding principal amount of Revolving Loans, plus (ii) the aggregate outstanding principal amount of Swing Line Loans, plus (iii) the aggregate amount of Letters of Credit Outstanding shall not exceed the then existing Revolving Loan Commitment Amount less $5,000,000.

     SUBPART 2.3. Amendments to Article III. Article III of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.3.1 through 2.3.6.

     SUBPART 2.3.1. Clause (b) of Section 3.1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement) less (solely during the Amendment Period) $5,000,000, the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

     SUBPART 2.3.2. Clause (e) of Section 3.1.1 of the Existing Credit Agreement is hereby amended by (i) inserting "(i)" following the words "provided, however," and (ii) inserting the following language immediately before the period at the end of such clause:

          and (ii) notwithstanding anything else contained in this Agreement, for the 2002 Fiscal Year the Borrower shall be required to make or cause to be made a mandatory prepayment of the Loans in an amount equal to 100% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2.

     SUBPART 2.3.3. Clauses (e), (f), (g) and (h) of Section 3.1.1 of the Existing Credit Agreement are hereby amended by deleting the words "Term Loans" in such clauses and inserting the word "Loans" in its place.

     SUBPART 2.3.4. Clauses (f), (g) and (h) of Section 3.1.1 of the Existing Credit Agreement are hereby further amended by inserting "(at all times other than during the Amendment Period), and $500,000 (during the Amendment Period)" following the number "$2,000,000" in such clauses.

     SUBPART 2.3.5. Clause (g) of Section 3.1.1 of the Existing Credit Agreement is hereby further amended inserting "(at all times other than during the Amendment Period), and 100% (during the Amendment Period)" following the percentage "50%" in such clause.

     SUBPART 2.3.6. Section 3.1.2 of the Existing Credit Agreement is hereby amended as follows.

          (i) clause (a) of such Section is hereby amended by changing the words "Subject to clause (b)," to "Subject to clauses (b) and (c),"

          (ii) clause (b) of such Section is hereby amended by (A) deleting the words "Term Loans" in the first line of such clause and inserting the words "Loans" in its place and (B) inserting the words "(at all times other than during the Amendment Period)" following the letter "(g)" each time it appears in such clause; and

          (iii) adding a new clause (c), to read in its entirety as follows:

          (c) During the Amendment Period, each prepayment of Loans made pursuant to clause (g) of Section 3.1.1 shall be applied (i) by applying (A) 50% of the Net Equity Proceeds pro rata to a mandatory prepayment of the outstanding principal amount of all Term A Loans and Term B Loans (with the amount of such prepayment of the Term A Loans and the Term B Loans being applied to the remaining scheduled amortization payments of the Term A Loans or Term B Loans, as the case may be, in inverse order in accordance with the amount of each such remaining Term A Loan or Term B Loan amortization payments) and (B) 50% of the Net Equity Proceeds to a mandatory prepayment of the outstanding principal amount of all Revolving Loans (which shall not result in a reduction of the Revolving Loan Commitment Amount), until all outstanding Revolving Loans have been paid in full and the remainder, if any, applied in accordance with clause (c)(i)(A) above and (ii) once all Term Loans have been repaid in full, then 100% of such Net Equity Proceeds to the prepayment of any outstanding
          Revolving Loans and to a reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2; provided, however, that, in the case of any prepayment of Term B Loans made pursuant to clause (g) of Section 3.1.1, if the Borrower (at any time prior to the repayment in full of the Term A Loans) elects in writing, in its sole discretion, to permit any Lender that has Term B Loans to decline to have such Loans so prepaid, then any Lender that has Term B Loans may, by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made, decline to have such Loans prepaid with the amounts set forth above, in which case 50% of the amounts that would have been applied to a prepayment of such Lender's Term B Loans shall instead be applied to a prepayment of the principal amount of all outstanding Term A Loans until all outstanding Term A Loans have been prepaid in full, with the balance being retained by the Borrower.

     SUBPART 2.4. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.4.1 through 2.4.10.

     SUBPART 2.4.1. Section 7.1.1 of the Existing Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) re-lettering "clause (j)" as "clause (l)" and (iii) inserting the following new clauses in the appropriate order:

          (j) for the first 45 days following the Fourth Amendment Effective Date, as soon as possible and in any event no later than 3 Business Days after the last day of each week, a weekly liquidity report in the form delivered to the Syndication Agent prior to the Fourth Amendment Effective Date;

          (k) as soon as possible and in any event no later than 10 Business Days after the last day of each month, a monthly liquidity report in the form delivered to the Syndication Agent prior to the Fourth Amendment Effective Date; and

     SUBPART 2.4.2. New Sections 7.1.14 and 7.1.15 are hereby added to Article VII of the Existing Credit Agreement, to read in their entirety as follows:

               SECTION 7.1.14. Consultant Engagement. The Borrower hereby consents to the engagement by Mayer, Brown, Rowe & Maw of FTI Policano & Manzo (the "Consultant") to perform, among other things, consulting services as directed by Mayer, Brown, Rowe & Maw, in consultation with the Syndication Agent. The Borrower hereby agrees (i) to pay all reasonable fees and reasonable out-of-pocket expenses owed to the Consultant for providing such services promptly following receipt of invoices from the Consultant and (ii) to cooperate fully with the Consultant in the discharge of its duties to Mayer, Brown, Rowe & Maw, including providing information to the Consultant and allowing the Consultant to have access to the Borrower's and its U.S. Subsidiaries management (at reasonable times during regular business hours and with reasonable prior written notice (which may include notice by electronic mail or facsimile transmission)) and the properties of the Borrower and its U.S. Subsidiaries.

               SECTION 7.1.15. Deleveraging Event. The Borrower hereby agrees that (a) subsequent to March 28, 2002 but on or prior to December 31, 2002, the Borrower will either (i) issue (in one or more issuances) its Capital Securities in exchange for gross cash proceeds of not more than $25,000,000 and/or (ii) consummate some other corporate event or asset Disposition, so that it will be in compliance with the financial covenants set forth in Section 7.2.4 for the Fiscal Quarter ending December 31, 2002 and (b) on or prior to January 5, 2003, the Borrower will deliver a certificate to the Syndication Agent describing the actions taken and including a good faith estimate of the calculation of the financial covenants set forth in Section 7.2.4 as of December 31, 2002.

     SUBPART 2.4.3. Section 7.2.2 of the Existing Credit Agreement is hereby amended as follows:

               (i) by inserting the words "at all times other than during the Amendment Period and $1,000,000 during the Amendment Period, in each case" following the number "$3,000,000" in clause (f)(ii) thereof; and

               (ii) by inserting the words "at all times other than during the Amendment Period and $2,000,000 during the Amendment Period" following the number "$15,000,000" in clause (q) thereof.

     SUBPART 2.4.4. The grid contained in clause (a) of Section 7.2.4 of the Existing Credit Agreement for the period from July 1, 2001 through (and including) March 31, 2003 is hereby amended to read as follows:

                      Period                        Leverage Ratio
                      ------                        --------------
               07/01/01 through (and
                including) 12/31/01                   NOT TESTED
               01/01/02 through (and
                including) 03/31/02                    5.25:1.00
               04/01/02 through (and
                including) 06/30/02                    5.20:1.00
               07/01/02 through (and
                including) 09/30/02                    4.90:1.00
               10/01/02 through (and
                including) 12/31/02                    4.25:1.00
               01/01/03 through (and
                including) 03/31/03                    4.00:1.00

     SUBPART 2.4.5. The grid contained in clause (b) of Section 7.2.4 of the Existing Credit Agreement for the period from April 1, 2002 through (and including) December 31, 2002 is hereby amended to read as follows:

                      Period                    Interest Coverage Ratio
                      ------                    -----------------------
               04/01/02 through (and
                including) 06/30/02                    2.15:1.00
               07/01/02 through (and
                including) 09/30/02                    2.25:1.00
               10/01/02 through (and
                including) 12/31/02                    2.40:1.00

     SUBPART 2.4.6. Clause (c) of Section 7.2.4 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter (beginning with the first Fiscal Quarter of the 2000 Fiscal Year) to be less than (i) 1.25:1.00 through (and including) each Fiscal Quarter ending on or before December 31, 2002, other than the Fiscal Quarter ending on June 30, 2002, (ii) 1.20:1 for the Fiscal Quarter ending on June 30, 2002 and (iii) 1.15:1.00 for each Fiscal Quarter ending after December 31, 2002.

     SUBPART 2.4.7. The grid contained in clause (d) of Section 7.2.4 of the Existing Credit Agreement for the period from January 1, 2002 through (and including) June 30, 2002 is hereby amended to read as follows:

                      Period                            EBITDA
                      ------                            ------
               01/01/02 through (and
                including) 06/30/02                  $102,500,000

     SUBPART 2.4.8. Section 7.2.5 of the Existing Credit Agreement is hereby amended as follows:

               (i) by inserting the words "at any time other than during the Amendment Period, " at the beginning of clause (g) thereof;

               (ii) by  inserting  the  words  ";  provided,  however,  that the
          Borrower and its Subsidiaries may only consummate Permitted Acquisitions during the Amendment Period if the sole consideration for such Permitted Acquisition is Capital Securities of the Borrower and the Borrower delivers a certificate to the Syndication Agent certifying, with evidence reasonably satisfactory to the Syndication Agent, that the Capital Securities or assets being acquired have produced positive EBITDA for the four full Fiscal Quarters immediately prior to the date of the consummation of such Permitted Acquisition;" at the end of clause (g) thereof;

               (iii) by inserting the words "(at all times other than during the Amendment Period), and when aggregated with the amount of Investments made by the Borrower and its Subsidiaries under clause (n), $2,000,000 (during the Amendment Period)" following the number "$3,000,000" to clause (e)(i) thereof; and

               (iv) by inserting the words "(at all times other than during the Amendment Period) and when aggregated with the amount of Investments made by the Borrower and its Subsidiaries under clause (e)(i), $2,000,000 (during the Amendment Period), in each case" following the number "$10,000,000" to clause (n) thereof.

     SUBPART 2.4.9. Section 7.2.6 of the Existing Credit Agreement is hereby amended as follows:

               (i) by inserting "(i)" prior to the number "$5,000,000" in clause
          (b) thereof;

               (ii) by inserting the words "and (ii) $500,000 during the Amendment Period" following the word "Agreement" in clause (b) thereof; and

               (iii) by inserting the words "; provided, however, that (i) during the Amendment Period such advisory fees shall accrue and not be paid and (ii) following the Amendment Period such accrued and unpaid advisory fees shall (subject to the other terms of this Agreement) be paid and the limitation set forth in this clause (c) shall be increased by such amount so paid" following the word "Year" in clause
          (c) thereof.

     SUBPART 2.4.10.Section 7.2.7 of the Existing Credit Agreement is hereby amended as follows:

               (i) The first sentence of such Section is hereby amended by deleting "and (ii)" and inserting ", (ii) for the 2001 Fiscal Year, $20,000,000, (iii) for the 2002 Fiscal Year, $12,000,000 and (iv)
          $20,000,000 (for the 2003 Fiscal Year and each Fiscal Year thereafter)" in lieu thereof; and

               (ii) by adding a new sentence to the end of such Section, to read in its entirety as follows:

          Notwithstanding anything else contained in this Section, the Borrower hereby agrees that no portion of the 2001 Fiscal Year Carry-Forward Amount (if any) for the 2001 Fiscal Year and the 2002 Fiscal Year shall be permitted to be carried over to any subsequent Fiscal Year.



                                    PART III
                           WAIVER OF EXISTING DEFAULTS

     SUBPART 3.1. Waiver of Defaults. By their signature below, the Lenders hereby waive all Defaults which have occurred prior to the Fourth Amendment Effective Date (i) as a result of a breach of the representations under Sections 6.5, 6.6, 6.10 and 6.13 of the Existing Credit Agreement and (ii) as a result of a breach of the covenants set forth in Sections 7.1.1, 7.1.5, 7.2.4 and 7.2.5 (in the case of the acquisition of Willis Associates on or about January 21, 2002 for consideration of approximately $100,000) of the Existing Credit Agreement, in each case to the extent such Defaults are caused by the accounting methods used by North Shore Agency Inc. (referred to as the "NSA Situation"), including any restatement of or adjustments made to the financial statements of the Borrower or any of its Subsidiaries resulting from the NSA Situation required by PricewaterhouseCoopers after the Fourth Amendment Effective Date for the 1999 and 2000 Fiscal Years with the consent of the Syndication Agent. In addition, by their signature below, the Lenders hereby waive all Defaults which have occurred prior to the Fourth Amendment Effective Date under the Subsidiary Guaranty as a result of the NSA Situation.



                                    PART IV
                           CONDITIONS TO EFFECTIVENESS

     This Amendment (and the amendments and other modifications contained herein) shall become effective as of the Fourth Amendment Effective Date when the conditions set forth in this Part have been satisfied.

     SUBPART 4.1. Execution of Counterparts. The Syndication Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and the Required Lenders.

     SUBPART 4.2. Affirmation and Consent. The Syndication Agent shall have received counterparts of an Affirmation and Consent, dated as of the Fourth Amendment Effective Date, and in form and substance satisfactory to the
Syndication Agent, duly executed and delivered by each OSI Shareholder (including each investor party to the Stock Subscription Agreement) and each Obligor other than the Borrower.

     SUBPART 4.3. Costs and Expenses, etc. The Syndication Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, if then invoiced.

     SUBPART 4.4. Amendment Fee. The Syndication Agent shall have received for the account of each Lender (that has delivered its signature page in a manner and before the time set forth below), an amendment fee in an amount equal to 0.25% of the sum of (i) the outstanding principal amount of Loans owing to such Lender on such date plus (ii) such Lender's RL Percentage of the unused portion of the Revolving Loan Commitment Amount (net of outstanding Swing Line Loans and Letters of Credit outstanding) on such date, but payable only to each such Lender that has delivered (including by way of facsimile) its executed signature page to this Amendment to the attention of Jason Kanner, Esq. at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019, facsimile number:
212-262-1910, at or prior to 5:00 p.m. (New York time) on April 4, 2002.

     SUBPART 4.5. Equity Issuance. Contemporaneously with the effectiveness of this Amendment, the Borrower shall have received at least $4,150,000 in consideration for its issuance of the 2002 Preferred Equity (as defined in Subpart 2.1.1), with such amount being deemed received during the Amendment Period (as defined in Subpart 2.1.1).

     SUBPART 4.6. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Syndication Agent and its counsel. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Syndication Agent and its counsel.



                                     PART V
                            MISCELLANEOUS PROVISIONS

     SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and their respective successors and assigns.

     SUBPART 5.4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor or OSI Shareholder which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SUBPART 5.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SUBPART 5.6. Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

     SUBPART 5.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that after giving effect to this Amendment all of the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct. Without limiting the foregoing, the Borrower represents and warrants to Lenders that the representation set forth in Section 6.16 of the Existing Credit Agreement is true and correct as of the Fourth Amendment Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the date first above written.



                                 OUTSOURCING SOLUTIONS INC.


                                 By: /s/ Gary L. Weller
                                     ---------------------------------
                                 Title:  Executive Vice President and
                                         Chief Financial Officer



                                 CREDIT SUISSE FIRST BOSTON


                                 By: /s/ Paul J. Corona
                                     ---------------------------------
                                 Title:  Director


                                 By: /s/ Bill O'Daly
                                     ---------------------------------
                                 Title:  Director



                                 FLEET NATIONAL BANK


                                 By: /s/
                                     ---------------------------------
                                 Title:  Vice President



                                 HARRIS TRUST AND SAVINGS BANK


                                 By: /s/ Kathleen J. Collins
                                     ---------------------------------
                                 Title:  Vice President



                                 ISLES CBO, LIMITED
                                 BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                     GROUP INC. AS COLLATERAL MANAGER


                                 By: /s/
                                     ---------------------------------
                                 Title:



                                 CEDAR CBO, LIMITED
                                 BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                     GROUP INC. AS COLLATERAL MANAGER


                                 By: /s/
                                     ---------------------------------
                                 Title:



                                 CENTURION CDO II, LIMITED
                                 AMERICAN EXPRESS ASSET MANAGEMENT
                                 GROUP INC. AS COLLATERAL MANAGER


                                 By: /s/ Lynn A. Hopton
                                     ---------------------------------
                                 Title:  Senior Managing Director



                                 CENTURION CDO III, LIMITED
                                 AMERICAN EXPRESS ASSET MANAGEMENT
                                 GROUP INC. AS COLLATERAL MANAGER


                                 By: /s/ Lynn A. Hopton
                                     ---------------------------------
                                 Title:  Senior Managing Director





                                 CENTURION CDO I, LIMITED
                                 AMERICAN EXPRESS ASSET MANAGEMENT
                                 GROUP INC. AS COLLATERAL MANAGER

                                 By: /s/ Lynn A. Hopton
                                     ---------------------------------
                                 Title:  Senior Managing Director



                                 SEQUILLS-CENTURION V, LTD.
                                 AMERICAN EXPRESS ASSET MANAGEMENT
                                 GROUP INC. AS COLLATERAL MANAGER


                                 By: /s/ Lynn A. Hopkin
                                     ---------------------------------
                                 Title:  Senior Managing Director



                                 AG CAPITAL FUNDING PARTNERS, L.P.
                                 BY: ANGELO, GORDON & CO., L.P.,
                                     AS INVESTMENT ADVISOR


                                 By: /s/ John W. Fraser
                                     ---------------------------------
                                 Title:  Managing Director



                                 NORTHWOODS CAPITAL, LIMITED
                                 BY: ANGELO, GORDON & CO., L.P.,
                                     AS COLLATERAL MANAGER


                                 By: /s/ John W. Fraser
                                     ---------------------------------
                                 Title:  Managing Director



                                 NORTHWOODS CAPITAL II, LIMITED
                                 BY: ANGELO, GORDON & CO., L.P.,
                                     AS COLLATERAL MANAGER


                                 By: /s/ John W. Fraser
                                     ---------------------------------
                                 Title:  Managing Director



                                 NORTHWOODS CAPITAL III, LIMITED
                                 BY: ANGELO, GORDON & CO., L.P.,
                                     AS COLLATERAL MANAGER


                                 By: /s/ John W. Fraser
                                     ---------------------------------
                                 Title:  Managing Director



                                 BANK OF AMERICA, N.A.


                                 By: /s/
                                     ---------------------------------
                                 Title:  Senior Vice President



                                 MUIRFIELD TRADING LLC


                                 By: /s/ Ann E. Morris
                                     ---------------------------------
                                 Title:  Asst. Vice President

                                 OLYMPIC FUNDING TRUST, SERIES 1999-3


                                 By: /s/ Ann E. Morris
                                     ---------------------------------
                                 Title:  Asst. Vice President



                                 BANK ONE


                                 By: /s/ William D. Allsicht
                                     ---------------------------------
                                 Title:  Director



                                 FIRST DOMINION FUNDING I


                                 By: /s/ David H. Lerner
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 FIRST DOMINION FUNDING II


                                 By: /s/ David H. Lerner
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 FIRST DOMINION FUNDING III


                                 By: /s/ David H. Lerner
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 CSAM FUNDING I


                                 By: /s/ David H. Lerner
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 DRESDNER BANK AG NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By: /s/ Gabriela Fields
                                     ---------------------------------
                                 Title:  Associate


                                 By: /s/ Faraaz Kamran
                                     ---------------------------------
                                 Title:  Associate



                                 HELLER FINANCIAL INC.


                                 By: /s/ Gregory Hong
                                     ---------------------------------
                                 Title:  Duly Authorized Signatory



                                 BALANCED HIGH-YIELD FUND II, LTD.
                                 BY: ING CAPITAL ADVISORS LLC,
                                     AS ASSET MANAGER


                                 By: /s/ Gordon R. Cook
                                     ---------------------------------
                                 Title:  Senior Vice President and
                                         Portfolio Manager



                                 ARCHIMEDES FUNDING III, LTD.
                                 BY: ING CAPITAL ADVISORS LLC,
                                     AS ASSET MANAGER


                                 By: /s/ Gordon R. Cook
                                     ---------------------------------
                                 Title:  Senior Vice President and
                                         Portfolio Manager


                                 JP MORGAN CHASE BANK


                                 By: /s/ William J. Caggiano
                                     ---------------------------------
                                 Title:  Managing Director



                                 KZH CYPRESSTREE-1 LLC


                                 By: /s/ Susan Lee
                                     ---------------------------------
                                 Title:  Authorized Agent



                                 KZH ING-2 LLC


                                 By: /s/ Susan Lee
                                     ---------------------------------
                                 Title:  Authorized Agent



                                 KZH RIVERSIDE LLC


                                 By: /s/ Susan Lee
                                     ---------------------------------
                                 Title:  Authorized Agent



                                 KZH STERLING LLC


                                 By: /s/ Susan Lee
                                     ---------------------------------
                                 Title:  Authorized Agent



                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By: /s/ Brian Peterson
                                     ---------------------------------
                                 Title:  First Vice President



                                 MAPLEWOOD (CAYMAN) LTD
                                 BY: MASS MUTUAL LIFE INSURANCE CO.,
                                     AS INVESTMENT MANAGER


                                 By: /s/ Steven J. Katz
                                     ---------------------------------
                                 Title:  Second Vice President and
                                           Associate General Counsel



                                 MASSACHUSETTS MUTUAL LIFE INSURANCE
                                 COMPANY


                                 By: /s/ Steven J. Katz
                                     ---------------------------------
                                 Title:  Second Vice President and
                                         Associate General Counsel

                                 MAGNETITE ASSET INVESTORS, LLC


                                 By: /s/ M.J. Williams
                                     ---------------------------------
                                 Title:  Director



                                 DENALI CAPITAL LLC, MANAGING MEMBER
                                 OF DC FUNDING PARTNERS LLC, PORTFOLIO
                                 MANAGER FOR DENALI CAPITAL CLO I, LTD.


                                 By: /s/ John Thacker
                                     ---------------------------------
                                 Title:  Chief Credit Officer



                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                 INCOME STRATEGIES PORTFOLIO
                                 BY: MERRILL LYNCH INVESTMENT MANAGERS,
                                     L.P. AS INVESTMENT ADVISOR


                                 By: /s/ Anthony Heyman
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.


                                 By: /s/ Anthony Heyman
                                     ---------------------------------
                                 Title:  Authorized Signatory



                                 PILGRIM AMERICA HIGH INCOME
                                 INVESTMENTS INC. LTD.
                                 BY: ING PILGRIM INVESTMENTS LLC
                                     AS INVESTMENT MANAGER


                                 By: /s/ Jason Groom
                                     ---------------------------------
                                 Title:  Vice President




                                 MORGAN STANLEY PRIME INCOME TRUST


                                 By: /s/ Shelia A. Finnerty
                                     ---------------------------------
                                 Title:  Executive Director



                                 PILGRIM CLO 1999-LTD.
                                 BY: ING PILGRIM INVESTMENTS LLC
                                     AS INVESTMENT MANAGER


                                 By: /s/ Jason Groom
                                     ---------------------------------
                                 Title:  Vice President

                                 ML CLO XII PIGRIM AMERICA (CAYMAN) LTD.
                                 BY: ING PILGRIM INVESTMENTS LLC
                                     AS INVESTMENT MANAGER


                                 By: /s/ Jason Groom
                                     ---------------------------------
                                 Title:  Vice President



                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                 BY: ING PILGRIM INVESTMENTS LLC
                                     AS INVESTMENT MANAGER


                                 By: /s/ Jason Groom
                                     ---------------------------------
                                 Title:  Vice President



                                 ING PRIME RATE TRUST
                                 BY: ING PILGRIM INVESTMENTS LLC
                                     AS INVESTMENT MANAGER


                                 By: /s/ Jason Groom
                                     ---------------------------------
                                 Title:  Vice President



                                 LIBERTY-STEIN ROE ADVISOR FLOATING
                                 RATE ADVANTAGE FUND.
                                 BY: STEIN ROE & FARNHAM INCORPORATED,
                                     AS ADVISOR


                                 By: /s/ James R. Fellows
                                     ---------------------------------
                                 Title:  Senior Vice President



                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY


                                 By: /s/ James R. Fellows
                                     ---------------------------------
                                 Title:  Senior Vice President



                                 STEIN ROE & FARNHAM CLO I LTD.,
                                 BY: STEIN ROE & FARNHAM INCORPORATED,
                                     AS PORTFOLIO MANAGER


                                 By: /s/ James R. Fellows
                                     ---------------------------------
                                 Title:  Senior Vice President



                                 COLUMBUS LOAN FUNDING LTD.
                                 BY: TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY, LLC


                                 By: /s/ John Petchler
                                     ---------------------------------
                                 Title:  Vice President



                                 THE TRAVELERS INSURANCE COMPANY


                                 By: /s/ John Petchler
                                     ---------------------------------
                                 Title:  Vice President

                                 TRAVELERS CORPORATE LOAN FUND INC.
                                 BY: TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY, LLC


                                 By: /s/ John Petchler
                                     ---------------------------------
                                 Title:  Vice President



                                 VAN KAMPEN SENIOR INCOME TRUST
                                 BY: VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                 By: /s/ Christina Jamieson
                                     ---------------------------------
                                 Title:  Vice President







                                 VAN KAMPEN PRIME RATE INCOME TRUST
                                 BY: VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                 By: /s/ Christina Jamieson
                                     ---------------------------------
                                 Title:  Vice President



                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                 BY: VAN KAMPEN INVESTMENT ADVISORY
                                     CORP.


                                 By: /s/ Darvin D. Pierce
                                     ---------------------------------
                                 Title:  Executive Director



                                 WACHOVIA BANK, N.A.


                                 By: /s/ Robert Wilson
                                     ---------------------------------
                                 Title:  Vice President



                                 WELLS FARGO BANK, N.A.


                                 By: /s/
                                     ---------------------------------
                                 Title:  Vice President



                                 SZUDDER FLOATING RATE FUND


                                 By: /s/ Kenneth Weber
                                     ---------------------------------
                                 Title:  Senior Vice President



                                 FRANKLIN FLOATING RATE TRUST


                                 By: /s/ Richard Hsu
                                     ---------------------------------
                                 Title:  Asst. Vice President